UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

FILENET CORPORATION

(Name of Registrant as Specified in its Charter)

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Filed by FileNet Corporation Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: FileNet Corporation

Commission File No.: 000-15997

This filing relates to the proposed acquisition of FileNet Corporation (“FileNet”) by International Business Machines Corporation (“IBM”) pursuant to the terms of an Agreement and Plan of Merger, dated as of August 9, 2006 by and among FileNet, IBM and Nassau Acquisition Corp (the “Merger Agreement”). The Merger Agreement is on file with the Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K filed by FileNet on August 10, 2006 and is incorporated by reference into this filing.

The following items were provided as indicated below: emails sent to FileNet employees, slides provided to FileNet managers and the transcript of a conference call with certain FileNet stockholders.

The following is the text of an e-mail that was sent to FileNet employees on August 10, 2006:

August 10, 2006

Today is an important and very exciting day for FileNet.

I’ve attached to this email the press release that announces the definitive agreement for IBM to acquire FileNet. By joining forces, FileNet and IBM will be able to provide customers with comprehensive, innovative content management solutions for their businesses. The growth opportunity for our combined organization is vast. IBM’s enormous reach and leadership in information management, combined with our unique capabilities in content, process and compliance management ensure that as a combined entity, we can address a broader range of customer requirements than ever before.

IBM intends to offer employment to nearly all of the people that make up FileNet today. Many departments such as Development, Sales, Professional Services, Customer Service and Support, and Marketing will remain largely intact. As with any acquisition, there may be areas of overlap in G&A and other infrastructure functions once the integration has been successfully completed. Both IBM and FileNet management will make every effort to ensure that all employees know their status immediately following the close.

One of our goals as we considered the merits of the combined entity was to ensure that we could offer more for our employees than if we had remained independent. Among the advantages of becoming part of IBM:

•	Expanded career and skill development opportunities

•	A great benefits program

•	Opportunity to be a part of one of the largest and most respected corporations in the world

•	A world-renowned environment of innovation, R&D and technology leadership

•	Increased innovation and industry-focused content management solutions, providing our customers and partners enhanced capabilities to become more efficient and competitive

•	Expanded global reach for business and professional opportunities

Upon acquisition close, FileNet’s products will be supported, sold and enhanced as part of the IBM Information Management software unit, and the FileNet team will become part of a unified organization reporting into IBM Information Management.

We have two events scheduled to talk with you about why IBM is acquiring FileNet, explain how we will fit into IBM’s overall software operations, and give you a glimpse into what lies ahead.

We will host a conference call today at 11:00 a.m. PT (participation details provided below), followed by an all-hands meeting and broadcast on Monday, August 14, to all employees worldwide (participation details will be provided separately).

Over the next several weeks, we will undertake more detailed operational and integration planning, but for now we are still two separate companies. As you’ll read in the press release, the acquisition is subject to regulatory and shareholder approval; we are targeting the deal to be completed within the fourth calendar quarter of 2006. Meanwhile, remain focused on our business objectives across the company. The FileNet senior team and our counterparts at IBM will be working very hard and in close cooperation to ensure that the integration process is executed thoughtfully and smoothly on behalf of our customers, partners and employees.

I look forward to talking with you in a few hours.

Lee

Participation Details:

Today, August 10

•	Time: 11:00 a.m. PT.

•	Conference Call Only

Teleconference: (888) 821-2773, Int’l/Local Dial-In #: (706) 634-7555

* Conference ID: 4420403

Additional Information about the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed acquisition of FileNet Corporation by IBM. FileNet Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of FileNet Corporation are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about FileNet Corporation, IBM and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by FileNet Corporation with the Securities and Exchange Commission at the SEC’s website at www.sec.gov, at FileNet Corporation’s website at www.filenet.com or by sending a written request to FileNet Corporation at 3565 Harbor Blvd., Costa Mesa, California 92626, attention: Chief Legal Officer.

FileNet Corporation and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FileNet Corporation’s stockholders in connection with the proposed transaction is set forth in the proxy statement for FileNet Corporation’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.

The following is the text of an e-mail that was sent to FileNet employees on August 10, 2006:

Dear FileNet Employee,

I am happy to tell you that today we have <http://biz.yahoo.com/bw/060810/20060810005289.html?.v=1> announced a definitive agreement for IBM to acquire FileNet pending shareholder approval and customary regulatory review. The deal brings together two leaders in Content Management to create greater value for all of our clients. With that, I would like to share some thoughts on the enormous opportunity that lies ahead.

FileNet’s content-centric business process management is synergistic to IBM Software’s own advanced capabilities in content and Business Process Management, search, information integration and other aspects of delivering a robust services oriented architecture. Together we can provide much broader and deeper capabilities to all our clients.

Upon acquisition close and the completion of customary regulatory review in all countries, the FileNet team will join my IBM Information Management software unit. This is a team of more than 7,000 IBMers who develop, market, sell and support software products that help organizations manage both structured and unstructured data to create knowledge. My IBM colleagues share your passion for putting information in motion to empower individuals to better execute and innovate. They are committed to IBM’s core values of “Innovation that matters for our clients and the world; Trust and responsibility in all relationships; Dedication to every client’s success.”

When the acquisition is complete, we will work with you, your clients and your business partners to provide a smooth transition. As with other business acquisitions of this nature, this one will require the agreement of FileNet’s shareholders and customary regulatory review. IBM and FileNet have each impacted this industry as separate entities, and combined we have the ability to do great things in support of our clients. We can make a real difference.

Ambuj Goyal

General Manager

IBM Information Management Software

Additional Information about the Acquisition and Where to Find It

A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed acquisition of FileNet Corporation by IBM. FileNet Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of FileNet Corporation are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about FileNet Corporation, IBM and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by FileNet Corporation with the Securities and Exchange Commission at the SEC’s website at www.sec.gov, at FileNet Corporation’s website at www.filenet.com or by sending a written request to FileNet Corporation at 3565 Harbor Blvd., Costa Mesa, California 92626, attention: Chief Legal Officer.

FileNet Corporation and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FileNet Corporation’s stockholders in connection with the proposed transaction is set forth in the proxy statement for FileNet Corporation’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.

The following are slides that were provided to management of FileNet on August 10, 2006:

Management Meeting Thursday 10th August 2006 Strictly Confidential Strictly Confidential

We Are Here Because…
We Are Here Because…
•
We want to brief you before we brief all employees
•
As leaders, your role is to help manage the announcement
process and communication of other important, acquisition-
related information
•
We want to answer questions you may have about the acquisition that may not have been covered in the press release
•
HR and employment questions will be covered in more detail in subsequent meetings starting on Monday afternoon
•
You are an essential part of the action plan for today and the next
60 days - We need your leadership and support in a visible way

Agenda
Agenda
•
Announcement Overview
•
What does this mean for FileNet?
•
Valuation Discussion
•
What does this mean for FileNet employees?
•
Why IBM?
•
Why is this good for FileNet customers & partners?
•
What do you need to do next
•
Timeline of activities
•
Next 10 Days
•
Next 60 Days
•
Q&A
•
Important information
Strictly Confidential

Announcement Overview
Announcement Overview
•
IBM and FileNet Corporation have entered into a definitive
agreement for IBM to acquire FileNet in an all cash transaction
•
Price: $1.6bn - equivalent to $35 share
•
Press Release distributed before NASDAQ opening today
•
FileNet will be merged with IBM’s Content Management business in the Information Management division, headed by Ambuj Goyal, and will be part of the IBM Software Group, headed by Steve Mills, on closing of the transaction expected in approx. 60 days
•
IBM will combine existing Content Management operations and
FileNet to form a single operation that will provide the richest portfolio of capabilities to all customers
Strictly Confidential

What does this mean for FileNet? Lee Roberts

What does this mean for FileNet?
What does this mean for FileNet?
•
FileNet’s senior management team will join the combined
business, and we will announce more details of the new
organization at close or as available
•
All FileNet product lines will be retained alongside IBM
products and integrated as appropriate using FileNet & IBM
technology and Information Integration capabilities
•
The combined business will be a large, healthy, enterprise
software operation, with more than 3000 people focused on
solving ECM problems as part of IBM – many career and
skills development opportunities will be available
Strictly Confidential

Valuation Discussion Sam Auriemma, CFO

Valuation Considerations
Valuation Considerations
•
When evaluating the price paid for a Company many factors
come into consideration:
•
Discounted cash flow
•
Enterprise value of the business (Generally the total
consideration paid less cash)
•
Multiple of sales
•
Multiple of earning
•
Multiple of cash flow
•
Other metrics
•
Valuation to market over a variety of time periods

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What does this mean for FileNet employees? Janet Randolph

What does this mean for FileNet employees?
What does this mean for FileNet employees?
•
IBM intends to offer employment to nearly all of the people that make up FileNet today
•
FileNet operations will be kept largely in place for the majority of functions -
Development, Sales, Professional Services, Customer Service & Support and
Marketing.
•
As with any acquisition, there may be areas of overlap in G&A and other infrastructure functions once the integration has been successfully completed. Both IBM and FileNet management will make every effort to insure that all employees know their status immediately following the close.
•
Expanded career & skills development opportunities combined with an enhanced benefits program
•
Opportunity to be a part of one of the largest and most respected corporations in the world
•
A world-renowned environment of innovation, R&D and technology leadership
•
Expanded global reach for business and professional opportunities.
Strictly Confidential

Why IBM? Lee Roberts

Why IBM?
Why IBM?
•
IBM is committed to growing its Information on Demand business dramatically, both organically and through acquisition, and the acquisition of FileNet is part of that strategy.
•
Content Management is a critical part of the Information on Demand offering where customers are demanding an increasing pace of innovation and greater use of open standards.  This acquisition will help IBM meet those customer demands.
•
This will bring a broad set of capabilities (products, technology, services) to market to meet our customers’ biggest and most
challenging requirements to capture, manage, integrate, deliver and discover information
•
Solid understanding of the increasing importance of Content Centric
BPM in the ECM market and as a part of the broader BPM continuum
•
IBM is committed to open platform support which matches well with
FileNet’s successful platform strategy
Strictly Confidential

Why is this good for FileNet customers & partners?
Why is this good for FileNet customers & partners?
•
Better able to meet our customers’ needs in the longer
term in combination with IBM than as a stand-alone
business
•
More resources to support our customers and
partners as they develop content-centric BPM
solutions and deploy ECM platform capabilities

Increased innovation and industry-focused content
management solutions, providing our customers and
partners enhanced capabilities to become more
efficient and competitive

What do you need to do next?
What do you need to do next?
•
Read announcement materials
•
Attend the employee announcement after this meeting
•
Be available all day to meet with your staff and answer questions
•
Refer operational questions that you cannot answer to  To_ibm@filenet.com
•
Starting Monday, August 14, refer questions about things expected “post close”
(like benefits, IBM policies, etc.) to ASKFILEN@us.ibm.com
•
Your Action Plan :
•
Arrange meetings for your staff today/tomorrow
•
Ensure you attend the Employee Meeting/Webcast on Monday
•
Attend the HR Benefits meetings at 2pm Monday (Carnegie Hall) for Costa Mesa
•
Schedule a follow up meeting with your employees after the Monday meeting
•
HR team starts communication plan Monday with more detailed information and FAQ. IBM HR team will hold benefits meetings with US employees starting
Monday, August 21.
Strictly Confidential

Timeline of Activities
Timeline of Activities
•
Today
•
5am Press Release
•
5am Employee Letter from Lee Roberts
•
7am Financial Analyst Call
•
7.45am Industry Analyst Teleconference
•
8.45am Press Teleconference
•
9.45am Management Meeting & Teleconference
•
11am Employee Teleconference
•
12pm Ambuj Goyal Letter to FileNet employees
•
12pm & after Dept Meetings and Teleconferences
Strictly Confidential
All times PST
All times PST

Timeline of Activities
Timeline of Activities
•
Monday
•
9am Buses leave Costa Mesa Campus for UCI Bren Events Center
•
10am Worldwide Employee Meeting and Webex LIVE from UCI
–
Lee Roberts – CEO & Chairman FileNet
–
Ambuj Goyal – General Manager, IBM Information management
–
Deb Butters – IBM Human Resources
–
Janet Randolph – VP Human Resources FileNet
–
Q&A Session
•
12pm Lunch – Rose Garden
•
2pm HR Benefits Overview Meetings for Managers (Costa Mesa)
Employee Meetings will be held starting Monday, August 21st
Strictly Confidential
All times PST
All times PST

Timeline of Activities
Timeline of Activities
•
Tuesday – Kirkland & Vancouver Employees Only
•
10.30am Employee Meeting at Kirkland Facility
–
Lee Roberts – CEO & Chairman FileNet
–
Mike McGann/Pasquale Greco – IBM Human Resources
–
Janet Randolph – VP Human Resources FileNet
–
Q&A Session
•
12.00pm Lunch
•
1-5.00pm HR Benefits Overview Meetings
–
US employees with Mike McGann
–
Canadian employees with Pasquale Greco
•
Wednesday – Edmonton & Canadian Field Employees Only
•
10.00 am Employee Meeting/Con Call
–
John Murphy – Vice President, Development
–
Robert Bowles – IBM Human Resources, Canada
–
Janet Randolph – Vice President, Human Resources
–
Q&A Session
Strictly Confidential
All times PST
All times PST

Next 10 Days
Next 10 Days
•
During the next 10 days, we will be communicating actively with all our employees worldwide
•
EMEA All-Hands Meetings with FileNet Executive
• Dublin 8/21
• London 8/22
• Rome 8/23
• Frankfurt 8/24
•
In addition, we will be running specific communications
programs to the following audiences starting today:
•
Customers
•
Partners
•
UserNet Board(s)
•
Prospects
•
Industry Analysts
•
Press/Media
Strictly Confidential

Next 60 Days
Next 60 Days
•
Detailed operational and integration planning
•
Integration Kick-Off meeting - August 29-31
•
Remain focused on our business objectives across the company
•
We have to act as an independent company in the market until close is complete
•
The plan is to finalize transaction in Q4, subject to regulatory and shareholder approval
•
Answer peoples questions accurately when you can, use
To_ibm@filenet.com or seek answers from executives/integration team when you can’t
•
ASKFILEN@US.IBM.COM for “post close” related questions (IBM
benefits, policies, practices, etc.)
Strictly Confidential

Q&A – Some Highlights…..
Q&A – Some Highlights…..
•
Are Sales Kickoff  & President’s Club still being held? - YES
•
Is Americas UserNet in November in Dallas still being held? - YES
•
Is the FileNet P8 v4.0 launch still planned for October and release in
November? – YES
•
2006 Bonus Plan - YES, reflecting “actuals” to close date, balance of
2006 paid “on target.” Bonuses will be paid early 2007.
•
Vacation Schedules? - No changes to FileNet policy until transaction closes. Cconsult with your supervisor but, in principle, continue as planned.
•
FileNet Policy & Procedures? - Yes, all apply to all employees until transaction closes.
•
Dress Code? – Plans to issue all IBM employees with Shorts, T-Shirts and Surf Boards are underway…..
Strictly Confidential

Important Information
Important Information
•
FileNet remains an independent, publicly traded company until the acquisition closes. Until closing, IBM and FileNet are two separate companies and we must operate independently.
•
In general, IBM and FileNet are allowed to plan for integration of operations and personnel but we are not allowed to implement the integration.
•
We will distribute a Pre-Closing Guidelines document to you shortly that provides guidance on information sharing and communication between the two companies prior to closing.
•
Information shared in this meeting should be considered strictly confidential to FileNet
Corporation unless it has been made public via press releases or other public statements.
•
We do not have all the answers to all questions you will raise and your staff will raise with you. Do not create answers to these questions. If an answer exists and has been published in the materials you will see here and in the next few hours, then clarify and repeat for employees.
•
For questions that we have not published an answer for, please email them to
To_IBM@filenet.com so we can provide consistent answers to all questions across the company.
•
Benefits questions  - ASKFILEN@US.IBM.COM – starting Monday,  August 14
Strictly Confidential

Thank You
Additional Information about the Acquisition and Where to Find It
A special stockholder meeting will be announced soon to obtain stockholder approval of the proposed acquisition of FileNet Corporation by IBM. FileNet
Corporation intends to file with the Securities and Exchange Commission a proxy statement and other relevant documents in connection with the proposed transaction. Investors of FileNet Corporation are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about FileNet Corporation, IBM and the proposed transaction. Investors may obtain a free copy of these materials (when they are available) and other documents filed by FileNet Corporation with the Securities and Exchange Commission at the SEC's website at www.sec.gov, at
FileNet Corporation's website at www.filenet.com or by sending a written request to FileNet Corporation at 3565 Harbor Blvd., Costa Mesa, California 92626,
attention: Chief Legal Officer. FileNet Corporation and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of FileNet Corporation's stockholders in connection with the proposed transaction is set forth in the proxy statement for FileNet Corporation's 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Additional information regarding these individuals and any interest they have in the proposed transaction will be set forth in the definitive proxy statement when it is filed with the SEC.

Ambuj Goyal
Ambuj Goyal
•
Ambuj Goyal, General Manager, IBM® Information Management
Software. Prior to his current role, Dr. Goyal served as general manager for IBM Workplace, Portal and Collaboration Software,
where he helped make IBM the industry leader in messaging,
collaboration, and knowledge management. He received his
Ph.D. in electrical engineering from the University of Texas at
Austin and his bachelor's degree from the Indian Institute of
Technology at Kanpur. Dr. Goyal joined IBM in 1982 as a
research staff member at the T.J. Watson Research Center. In
1996, he was named Vice President, Services and Software, and
Director, Computer Sciences. In this dual role, he was
responsible for setting IBM's long-term research direction in computer sciences, as well as ensuring that the best emerging technologies contribute to IBM's services offerings and software products. Dr. Goyal’s main research interests are high
performance systems, databases, and distributed systems.

Steve Mills
Steve Mills
•
Steve Mills is a Senior Vice President and Group Executive of IBM Software. In
this capacity, he is responsible for shaping IBM's overall software strategy and directing IBM's software business. Mr. Mills is a member of IBM’s Operating
Team, Performance Team, Values & Integration Team and the Asian Task Force.
IBM’s software business contributes more than $16 billion to IBM’s revenue and more than one-third of its profits. IBM’s industry-leading middleware products power the on-demand infrastructures of virtually every mid- to large-size company in the world and IBM holds the number one or two position in all major software markets in which it competes, according to industry analysts.
Mr. Mills is leading the next phase of IBM's software strategy. This includes the development and marketing of new industry-specific offerings as well as aligning
IBM's 13,000-person software sales force (the world's largest direct sales and support team) along technical and industry lines. He oversees the company’s relationship with Independent Software Vendors (ISVs) to help them deliver industry-vertical applications running on IBM's middleware. Under Mills leadership, IBM has also acquired over 30 software companies since 2001, including Rational, Candle, Ascential Software and Micromuse.
Mills has played a leading role in the growth of IBM Software Group since its inception in 1995. At that time, he was General Manager of IBM Software Group
Strategy and Solutions, responsible for IBM’s strategy for middleware and software solutions, as well as managing business units for Business Intelligence
Solutions, Pervasive Computing, e-Commerce Solutions and Solution
Technologies. He was named to his present position in 2000.

The following is a transcript of a conference call held on August 10, 2006 with certain FileNet stockholders:

C O R P O R A T E   P A R T I C I P A N T S

Lee Roberts

FileNet - Chairman & CEO

Sam Auriemma

FileNet - EVP & CFO

P R E S E N T A T I O N

Operator

Good morning everyone. Welcome to the FileNet Corporation’s Conference Call. At this time all participants are in a listen-only mode. On the call with us today are Lee Roberts, Chairman and CEO and Sam Auriemma, EVP and CFO. Please proceed, sirs.

Sam Auriemma - FileNet - EVP & CFO

Thank you. Welcome to today’s call to discuss IBM’s recently announced acquisition of FileNet. Lee Roberts will make a few comments about the transaction. An archive of the audio presentation will also be available following the call.

For Safe Harbor preface, I’d like to remind you that matters we are about to discuss, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include those related to the occurrence and timing of consummation of the merger, respective benefits of the merger and other expected consequences of the merger. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially, including, among other things, the possibility that the merger does not close or is materially delayed.

In addition, these forward-looking statements are subject to risks and uncertainties described in FileNet’s SEC reports including our annual report on Form 10-K for the year ended December 31, 2005 and our quarterly report on Form 10-Q for the period ended June 30, 2006, which are available on the SEC’s website at http://www.sec.gov. At this time, I would now like to turn the call over to Lee Roberts, Chairman and CEO.

Lee Roberts - FileNet - Chairman & CEO

Thanks, Sam. Thank you for joining us today. Today we announced that we have signed a definitive agreement to be acquired by IBM in an all cash transaction at a price of approximately $1.6 billion or $35 per share.

We believe this transaction is in the best interest of our shareholders and also create significant opportunities for our people, for our customers and for our business partners. Pending the appropriate shareholder and regulatory approvals, we expect this transaction to close during Q4 of 2006.

The merger consideration represents a 28% premium over our 30-day closing stock price and a 26% premium over our 60-day trailing average stock price. In addition, because the consideration is all cash, it allows our stockholders to accept a premium price without market risk.

As part of IBM, FileNet will be merged with IBM’s content management business unit, in the information management division headed by Ambuj Goyal and will become a part of IBM’s software group, headed by Steve Mills. IBM will combine existing content management operations and FileNet to form a single operation that will provide a rich portfolio of capabilities for its customers.

FileNet’s executive team will join IBM to help run the new combined content management operation. Customers are making platform standardization decisions for ECM and BPM and are buying solutions that help build their core enterprise infrastructure.

As we have discussed in the past, our vision is to become the content and business process management enterprise standard for the Global 5000. Teaming with IBM accelerates FileNet’s vision to become the strategic vendor of choice for the world’s leading organization.

The combination of IBM’s capabilities in reach, coupled with FileNet’s strength in enterprise content and business process management elevates our position and opportunities. Obviously for IBM this is an important element within their information management stack and reflection of how significantly they believe this market is for their customers.

The combination of IBM’s content management business with ours allows us to deliver more innovative and industry focused solutions, providing our customers and partners high value capabilities to make them more competitive. IBM will preserve customer investment in both FileNet and IBM technology.

With IBM’s robust information integration technology, we’ll be able to extend FileNet products in new and innovative ways. This is also a very important step for FileNet’s people. We share many common traits with IBM and a commitment to customers with mission-critical solutions, a global footprint and a commitment to technological innovation.

I’d like to take this moment to thank all of you today for your support of FileNet over these many years. We believe this transaction is an excellent result for our shareholders. I would also like to thank our low customers and partners for standing with us. I would also like to thank and acknowledge the people of FileNet for building a great company with an unrelenting focus on our customers, technology leadership and results.

I’d like to thank you for joining us today. And with that, we conclude the call. Thank you.

Operator

Thank you for your participation in today’s conference. This concludes the presentation, you may now disconnect. Good day.

D I S C L A I M E R

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